EXHIBIT 10.22

   SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT DATED AS OF MARCH 14, 1996,
                           WITH THE COMPANY'S LENDER.


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                  SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
             DATED AS OF MARCH 14, 1996, WITH THE COMPANY'S LENDER.

         THIS SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Sixth Amendment"), made and entered into this 14TH day of March, 1996, by and between:

                        ALL AMERICAN SEMICONDUCTOR, INC.,
                             a Delaware corporation

                             16115 N.W. 52nd Avenue
                              Miami, Florida 33014

                     (hereinafter referred to as "BORROWER")

                                     - and -

                  SUNTRUST BANK, MIAMI, N.A., formerly known as
                      SUN BANK/MIAMI, NATIONAL ASSOCIATION

                               777 Brickell Avenue
                              Miami, Florida 33131

                       (hereinafter referred to as "BANK")

                                R E C I T A L S:

         A. On December 29, 1992, BORROWER and BANK entered into a Revolving Credit Agreement (the "Credit Agreement"), establishing a revolving line of credit (the "Revolving Line") by BANK in favor of BORROWER, and secured by, inter alia, a Stock Pledge Agreement (the "Pledge Agreement") between BORROWER and BANK of even date with the Credit Agreement.

         B. On May 27, 1993, BORROWER and BANK entered into a letter agreement (the "First Amendment") modifying certain terms of the Credit Agreement (most of which were on an interim basis).

         C. On July 19, 1993, BORROWER and BANK entered into the Second Amendment to Revolving Credit Agreement and First Amendment to Stock Pledge Agreement (the "Second Amendment") (1) increasing the Revolving Line to a maximum principal amount of TWENTY MILLION DOLLARS ($20,000,000.00), (2) providing for a conditional reduction to one of the interest rates which may apply to the Revolving Line, and (3) increasing the sublimit applicable to inventory advances.

         D. On August 4, 1994, BORROWER and BANK entered into the Third Amendment to Revolving Credit Agreement (the "Third Amendment") (1) increasing the Revolving Line to a maximum principal amount of TWENTY-FIVE MILLION AND NO/100 DOLLARS


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($25,000,000.00), (2) extending the Revolving Line Termination Date to May 31,
1997, (3) making available to BORROWER an interest rate option based upon the London InterBank Offered Rate, (4) eliminating the Borrowing Base limitation applicable to the Revolving Line, and (5) modifying certain covenants under the Agreement.

         E. On March 28, 1995, BORROWER and BANK entered into the Fourth Amendment to Revolving Credit Agreement (the "Fourth Amendment") (1) increasing the Revolving Line to a maximum principal amount of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00), and (2) establishing a FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) sublimit within the Revolving Line for the issuance of standby letters of credit for the account of BORROWER.

         F.     On December 15, 1995, BORROWER and BANK entered into the
Fifth Amendment to Revolving Credit Agreement (the "Fifth Amendment") increasing the Revolving Line to a maximum principal amount of FORTY-FIVE MILLION AND NO/100 DOLLARS ($45,000,000.00).

         G. The OBLIGORS (as defined in the Credit Agreement) have requested that BANK modify certain financial covenants under the Agreement, and BANK is agreeable to same, subject to the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual covenants of the parties hereto, and for other good and valuable consideration, it is agreed as follows:

         1. The foregoing statements are true and correct and are incorporated herein as if set forth in full.

         2. Unless otherwise defined herein, all terms used herein shall have the definitions specified in the Credit Agreement, as modified by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment; all references hereinafter made to the Credit Agreement to include the modifications thereto effectuated pursuant to the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment.

         3. The OBLIGORS each confirm and acknowledge that, as of the date hereof, the balance due BANK under the Revolving Line is the principal amount of $40,090,885.22 plus accrued interest since the date last paid, all free and clear of any defense, set-off or counterclaim.

         4. The Credit Agreement is hereby modified as follows (all references to Sections or Subsections being the applicable Sections or Subsections of the Credit Agreement):

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                  (a)      The minimum amount of Tangible Net Worth at
                           December 31, 1995, as required pursuant to Subsection 7.9, shall be $35,750,000.00.

                  (b)      The maximum ratio of Debt to Tangible Net
                           Worth from December 31, 1995, through March 30, 1996, as required pursuant to Subsection 7.10, shall be 2.15:1.0.

         5. Each and every reference to the Credit Agreement in the other Loan Documents shall be deemed to refer to the Credit Agreement, as modified by this Sixth Amendment and the prior five amendments.

         6. Each of the OBLIGORS represents and warrants to BANK that, except as has been otherwise disclosed to BANK in writing, the representations and warranties contained in the Credit Agreement and all related loan documentation are true and correct on and as of the date hereof (with the same force and effect as if made on and as of the date hereof) and with respect to this Sixth Amendment and the related documentation referenced herein.

         7. Each of the OBLIGORS acknowledges and confirms that the Security Agreement, the Pledge Agreement and all Collateral furnished in connection with the Credit Agreement continue to secure the obligations and Indebtedness thereunder, as hereby modified.

         8. BORROWER shall pay all out-of-pocket expenses incurred by BANK in connection with the preparation for and closing of the transaction contemplated under this Sixth Amendment, including, without limitation, the fees and expenses of special counsel for BANK. In addition, BORROWER shall pay any and all taxes and fees, including, without limitation, documentary stamp taxes, now or hereafter required in connection with the execution and delivery of the Credit Agreement, as hereby amended, and all related documents, instruments and agreements.

         9. Except as expressly modified herein, all terms and provisions of the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection with the Credit Agreement, shall remain unchanged and in full force and effect. No consent of BANK hereunder shall operate as a waiver or continuing consent with respect to any instance or event other than those specified herein.

         10. All covenants, agreements, representations and warranties contained herein shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns, except that BORROWER shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of BANK.

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         11.       BANK AND THE OBLIGORS EACH HEREBY KNOWINGLY, VOLUNTARILY AND
INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SIXTH AMENDMENT OR THE CREDIT AGREEMENT AND ANY AGREEMENT, DOCUMENT OR INSTRUMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK ENTERING INTO THIS SIXTH AMENDMENT.

         IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment the day and year first above written.

                                                BORROWER:

(CORPORATE SEAL)                                ALL AMERICAN SEMICONDUCTOR,
                                                INC., a Delaware corporation

                                                By:  /s/ PAUL GOLDBERG
                                                     --------------------------
                                                     Paul Goldberg,
                                                     Chief Executive Officer

                                                BANK:

                                                SUNTRUST BANK, MIAMI, N.A.

                                                By:  /s JERRY D. WEISMAN
                                                     --------------------------
                                                     Jerry D. Weisman
                                                     Senior Vice President

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STATE OF GEORGIA                             )
                                             )  ss.:
COUNTY OF FULTON                             )

        On this 14TH day of March, 1996, before me personally came Paul Goldberg, to me known, who stated that (s)he is the Chief Executive Officer of ALL AMERICAN SEMICONDUCTOR, INC., the corporation described in and which executed the foregoing instrument; and that (s)he signed his (her) name thereto by order of the Board of Directors of said corporation.

[ ] Personally known
[X] Provided Drivers License
[ ] Provided _____________ as identification.

                                              /s/ PATTI HITCHCOCK
                                                  -----------------------------
                                              Notary Public - State of Georgia
                                              Print Name:  PATTI HITCHCOCK
                                              Commission No.: _________________
                                              Expiration: _____________________

STATE OF GEORGIA                             )
                                             )  ss.:
COUNTY OF FULTON                             )

         On this 14th day of March, 1996, before me personally came Jerry D. Weisman, to me known, who stated that (s)he is Senior Vice President of SUNTRUST BANK, MIAMI, N.A., and that (s)he is authorized to execute this instrument on behalf of said financial institution.

[ ] Personally known
[X] Provided Drivers License
[ ] Provided _____________ as identification.

                                              /s/ PATTI HITCHCOCK
                                                  ----------------------------
                                              Notary Public - State of Georgia
                                              Print Name:  PATTI HITCHCOCK
                                              Commission No.: _________________
                                              Expiration: _____________________

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                                     JOINDER

         Each of the undersigned: (1) acknowledges and confirms that BANK's loans, advances and credit to BORROWER have been, are and will continue to be of direct economic benefit to the undersigned, (2) consents to all terms and provisions of the Sixth Amendment which are applicable to them, and agrees to be bound by and comply with such terms and provisions, and (3) acknowledges and confirms that their guaranties in favor of BANK executed pursuant to the terms of the Credit Agreement are each valid and binding and remain in full force and effect in accordance with their respective terms (without defense, setoff or counterclaim against enforcement thereof), which include, without limitation, their guarantees in connection with the Credit Agreement, as modified by the Sixth Amendment.

ALL AMERICAN TRANSISTOR OF                  ALL AMERICAN SEMICONDUCTOR-
CALIFORNIA, INC., a California              NORTHERN CALIFORNIA, INC., a
corporation                                 California corporation

By:  /s/ PAUL GOLDBERG                      By:  /s/ PAUL GOLDBERG
     -------------------------                   ------------------------------
     Paul Goldberg, Chief                        Paul Goldberg, Chief
     Executive Officer                           Executive Officer

ALL AMERICAN SEMICONDUCTOR OF               ALL AMERICAN SEMICONDUCTOR OF
MINNESOTA, INC., a Minnesota                TEXAS, INC., a Texas
corporation                                 corporation

By:  /s/ PAUL GOLDBERG                      By:  /s/ PAUL GOLDBERG
     -------------------------                   ------------------------------
     Paul Goldberg, Chief                        Paul Goldberg, Chief
     Executive Officer                           Executive Officer


ALL AMERICAN SEMICONDUCTOR OF               ALL AMERICAN SEMICONDUCTOR OF
MASSACHUSETTS, INC., a Massachusetts        FLORIDA, INC., a Florida
corporation                                 corporation

By:  /s/ PAUL GOLDBERG                      By:  /s/ PAUL GOLDBERG
     -------------------------                   ------------------------------
     Paul Goldberg, Chief                        Paul Goldberg, Chief
     Executive Officer                           Executive Officer

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

ALL AMERICAN SEMICONDUCTOR OF
NEW YORK, INC., a New York                  PALM ELECTRONICS MANUFACTURING
corporation, f/k/a                          CORP., a Florida corporation
QAR INDUSTRIAL ELECTRONIC
SALES, INC.,

By:  /s/ PAUL GOLDBERG                      By:  /s/ PAUL GOLDBERG
     -------------------------                   ------------------------------
     Paul Goldberg, Chief                        Paul Goldberg, Chief
     Executive Officer                           Executive Officer

ALL AMERICAN TECHNOLOGIES,                  ALL AMERICAN SEMICONDUCTOR OF
INC., a Florida corporation                 SALT LAKE, INC., a Utah corporation

By:  /s/ PAUL GOLDBERG                      By:  /s/ PAUL GOLDBERG
     -------------------------                   ------------------------------
     Paul Goldberg, Chief                        Paul Goldberg, Chief
     Executive Officer                           Executive Officer

ALL AMERICAN SEMICONDUCTOR OF               ALL AMERICAN SEMICONDUCTOR OF
HUNTSVILLE, INC., an Alabama                ROCKVILLE, INC., a Maryland
corporation                                 corporation

By:  /s/ PAUL GOLDBERG                      By:  /s/ PAUL GOLDBERG
     -------------------------                   ------------------------------
     Paul Goldberg, Chief                        Paul Goldberg, Chief
     Executive Officer                           Executive Officer

ALL AMERICAN SEMICONDUCTOR OF               ALL AMERICAN SEMICONDUCTOR OF
CHICAGO, INC., an Illinois                  PORTLAND, INC., an Oregon
corporation                                 corporation

By:  /s/ PAUL GOLDBERG                      By:  /s/ PAUL GOLDBERG
     -------------------------                   ------------------------------
     Paul Goldberg, Chief                        Paul Goldberg, Chief
     Executive Officer                           Executive Officer

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ALL AMERICAN SEMICONDUCTOR OF               AMERICAN ASSEMBLIES & DESIGN,
PHILADELPHIA, INC., a New                   INC., an Illinois corporation
Jersey corporation

By:  /s/ PAUL GOLDBERG                      By:  /s/ PAUL GOLDBERG
     -------------------------                   ------------------------------
     Paul Goldberg, Chief                        Paul Goldberg, Chief
     Executive Officer                           Executive Officer

ACCESS MICRO TECHNOLOGIES,
INC., a Delaware corporation

By:  /s/ PAUL GOLDBERG
     -------------------------
     Paul Goldberg, Chief
     Executive Officer